SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                              ________________

                                 FORM 8-K

                                CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934

      Date of Report (Date of earliest event reported): July 22, 1999


                          SEARS, ROEBUCK AND CO.

              (Exact name of registrant as specified in charter)


New York                    1-416                    36-1750680
(State or Other    (Commission File Number)       (IRS Employer
Jurisdiction of                                  Identification No.)
Incorporation)


3333 Beverly Road, Hoffman Estates, Illinois          60179
(Address of principal executive offices)              (Zip Code)



Registrant's telephone number, including area code (847) 286-2500





Item 5.  Other Events.

      On July 22, 1999, the Registrant issued its second quarter earnings press release. A copy of the press release is attached as Exhibit 99.

Item 7. Financial Statements, Pro Forma Financial Information and Exhibits.

      The Exhibit Index on page E-1 is incorporated herein by reference.





                           SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                 SEARS, ROEBUCK AND CO.



Date: July 22, 1999              By: /s/ JULIAN C. DAY
                                         Julian C. Day
                                         Executive Vice President
                                         and Chief Financial Officer





                           EXHIBITS



99  Sears, Roebuck and Co. press release dated July 22, 1999.